UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 31, 2024

ONCOTELIC THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29397 Agoura Road, Suite 107

Agoura Hills, CA 91301

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code

(650) 635-7000

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbols	Name of each exchange on which registered
N/A	OTLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 29, 2024, Oncotelic Therapeutics, Inc. (the “Company”) reported on a Current Report on Form 8-K, that the Company had entered into a binding term sheet with Mosaic ImmunoEngineering, Inc. (“Mosaic”) on April 26, 2024. Amongst other items, the term sheet was set to expire 90 days from the date of the term sheet and contained a term for the possible reverse merger of Mosaic with Oncotelic under certain circumstances (the “Proposed Transaction”).

A copy of the binding term sheet was included as Exhibit 10.1 to the Current Report on Form 8-K mentioned above.

Subsequently, the Company reported, as a subsequent event, on its Quarterly Report on Form 10-Q for the three and six months ended June 30, 2024 filed with the Securities and Exchange Commission (“SEC”) on August 14, 2024, the extension of the term contained in the binding term sheet to December 31, 2024 to complete the Proposed Transaction.

On December 31, 2024, the Company and Mosaic decided to pursue the Proposed Transaction, in the best interests of both companies, and mutually agreed to further extend the date of the Proposed Transaction to no later than June 30, 2025: although there are no guarantees we will enter into any definitive agreement. A copy of the term extension letter is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Disclaimer.

The information in Section 8.01 of this Current Report on Form 8-K, including the information set forth in Exhibit 10.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Filed on

10.1	Term Extension Letter dated December 31, 2024	Filed herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oncotelic Therapeutics, Inc.

Date: January 2, 2025	By:	/s/ Vuong Trieu
Vuong Trieu
Chief Executive Officer